Exhibit 10.7

THIS DEBENTURE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS DEBENTURE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS DEBENTURE.

THIS DEBENTURE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE COMPANY TO SHELTER ISLAND OPPORTUNITY FUND LLC AND ITS ASSIGNS (“SENIOR LENDER”) AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF ______________, 2008 MADE BY THE COMPANY AND GULFSTREAM FUNDING, LLC IN FAVOR OF SENIOR LENDER.

Original Issue Date:  ___________, 2008

$1,000,000.00

$1,000,000 JUNIOR SUBORDINATED DEBENTURE

THIS DEBENTURE is a duly authorized and validly issued Debenture of Gulfstream International Group, Inc., a Delaware corporation, having its principal place of business at 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312 (the “Company”), designated as its $1,000,000 Junior Subordinated Debenture (the “Debenture”).

FOR VALUE RECEIVED, the Company promises to pay to Gulfstream Funding, LLC or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $1,000,000.00 (the “Face Value”) by the Maturity Date, and to pay interest to the Holder on the aggregate outstanding principal amount of this Debenture in accordance with the provisions hereof.  This Debenture is subject to the following additional provisions:

Section 1.

Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events:  (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent in writing to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company, or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person, whether in one transaction or in a series of related transactions.

“Event of Default” shall have the meaning set forth in Section 5.

“Maturity Date” means the earlier of (i) November ___, 2011 and (ii) the date this Debenture is permitted or required to be paid in accordance with the terms hereof (whether as a result of a prepayment, acceleration or otherwise).

“Original Issue Date” means the date of the first issuance of this Debenture, regardless of any transfers of this Debenture and regardless of the number of instruments which may be issued to evidence this Debenture.

“Permitted Lien” means the individual and collective reference to the following:  (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with

GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens listed or described on the Disclosure Schedules to the Security Agreement or any extension or renewal of any such Lien; and (d) Liens permitted pursuant to the Transaction Documents (as defined in the Security Agreement).

“Prime Rate” means, at any date, the “Prime Rate,” as published in The Wall Street Journal (Eastern Edition) on such date or on the Trading Date immediately preceding such date if such date is not a Trading Date.

“Subscription Agreement” means the Securities Purchase Agreement between the Company and the original Holder, dated as of the Original Issue Date, as amended, modified or supplemented from time to time in accordance with its terms.

“Warrant” means that certain Common Stock Purchase Warrant dated as of September [ ], 2008 issued by the Company to the Holder and any new Common Stock Purchase Warrant issued thereunder or under any such new Warrant, whether upon the exercise, division, combination or assignment thereof or otherwise.

Section 2.

Interest and Payments.

a)

Interest Rate.  Interest shall accrue each day on the Face Value at the rate per annum equal to 12.00%.

b)

Payments of Principal and Interest.  So long as there has been no occurrence of any default or Event of Default under any agreement between the Company and Senior Lender which is continuing:  (i) the Company shall pay the Holder interest in the amount of $50,000 (the “Current Pay Interest”) on the first, second and third anniversaries of the Original Issue Date; and (ii)  interest in excess of the Current Pay Interest (“Excess Interest”) then accrued but unpaid shall be paid on the second and third anniversaries of the Original Issue Date.  On the Maturity Date, the Company shall pay the Holder the unpaid Face Value and any  then accrued but unpaid interest (whether Current Pay Interest or Excess Interest) in full.

c)

Interest Calculations.  Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the Face Value, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.

d)

Prepayment.  The Company may prepay all or any portion of the Face Value upon at least two Trading Days’ notice to the Holder by paying the Face Value desired to be prepaid.  All prepayments of Face Value hereunder shall be applied first to the payment of accrued but unpaid interest and next to payment of the Face Value.  At the option of the Holder upon notice to the Company, the Face Value and all accrued and unpaid interest thereon, shall become due and payable on the date on which a Change of Control Transaction shall have been consummated.  In addition, an amount equal to 10.00% of the outstanding Face Value of this Debenture and all accrued and unpaid interest hereon, shall become due and payable on the date on which Company consummates the sale of Common Stock or Common Stock Equivalents with gross proceeds to the Company of $5,000,000 or more.

e)

Offset Against Warrant Exercise Price.  Pursuant to the exercise of the Debenture Offset Right (as defined in the Warrant), all or any portion of the outstanding principal amount hereof and the accrued and unpaid interest hereunder may be offset to pay the Exercise Price (as defined in the Warrant) payable in connection with the exercise of such Debenture Offset Right.

Section 3.

Registration of Transfers and Exchanges.

a)

Different Denominations.  This Debenture is exchangeable for an equal aggregate principal amount of Debenture of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b)

Investment Representations.  This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

c)

Reliance on Debenture Register.  Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.

Covenants.  As long as any portion of this Debenture remains outstanding, the Company agrees as follows:

a)

it shall not (and shall cause each Subsidiary not to) enter into, create incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind (other than leases or other financings to acquire aircraft), including but not limited to, a guarantee, unless the obligations of the Company (or such Subsidiary) with respect thereto are not secured, directly or indirectly, by any assets of the Company (or such Subsidiary) or are subordinated to the obligations of the Company hereunder on terms satisfactory to the Holder, other than indebtedness secured by purchase money security interests or capital leases attaching only to the property being acquired or leased provided that the aggregate amount thereof shall not exceed $500,000;

b)

other than Permitted Liens or as permitted by Section 4(a), it shall not enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its (or any Subsidiary’s) property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)

it shall not amend its (or any Subsidiary’s) charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d)

it and the Subsidiaries shall not engage in any business that is materially different from that described in its SEC Reports filed with the Commission prior to the Original Issue Date and all activities related thereto;

e)

it shall not enter into any agreement with respect to any of the foregoing;

f)

it shall permit the Holder, or its representative, at the Company’s expense, to review and inspect the Company’s and each Subsidiary’s books, records, assets and operations during normal business hours, upon reasonable prior notice; and

g)

it shall comply, and shall cause each Subsidiary to comply, in all material respects with the terms of each Code Sharing Agreement to which it or such Subsidiary is a party, and it shall not amend, terminate or waive any right under, and it shall cause each Subsidiary not to amend, terminate or waive any right under, any Code Sharing Agreement to which it or such Subsidiary is a party.

Section 5.

Events of Default.

a)

“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.

any default in the payment of (A) the principal amount of this Debenture or (B) interest or other amounts owing to the Holder on this Debenture within two Trading Days of the date the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);

ii.

the Company or any Subsidiary shall fail to observe or perform any other covenant or agreement contained in this Debenture or any other Transaction Document to which it is a party which failure is not cured, if possible to cure, within the earlier to occur of three Trading Days after notice of such failure sent by the Holder and five Trading Days after the Company has become or should have become aware of such failure;

iii.

a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) or (viii) below);

iv.

any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.

the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

vi.

an event of default shall have occurred under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Subsidiary for borrowed money or money due under any long term leasing or factoring arrangement that involves an obligation greater than $50,000, whether such indebtedness now exists or shall hereafter be created;

vii.

the Code Sharing Agreement with Continental Airlines in effect on the Original Issue Date (as renewed from time to time) shall be terminated, become unenforceable or not be in full force and effect on substantially the same terms as are in effect on the Original Issue Date; or

viii.

any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)

Remedies Upon Event of Default.  If any Event of Default hereunder occurs, the outstanding Face Value plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable.  Commencing after the occurrence of any Event of Default hereunder and during its continuance, the interest rate on this Debenture shall accrue at an interest rate equal to 1.50% per month.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law and the Transaction Documents.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 5(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be delivered as set forth in the Subscription Agreement.

b)

Absolute Obligation.  Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed.  This Debenture is a direct, unconditional and secured debt obligation of the Company.

c)

Lost or Mutilated Debenture; New Debenture after Offset Against Exercise Price.  If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.  The Company shall also execute and deliver a new Debenture to the Holder in connection with the exercise of the Debenture Offset Right in accordance with the Warrant.

d)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.

e)

Waiver.  Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture.  The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture.  Any waiver by the Holder must be in writing.

f)

Severability.  If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

GULFSTREAM INTERNATIONAL GROUP, INC.

By:
Name:
Title: